Exhibit 99.4

INDEMNIFICATION AGREEMENT

THIS AGREEMENT is made as of the 13th day of May 2013, between Capital Southwest Corporation, a Texas corporation (“Corporation”), and Joseph B. Armes (“Indemnitee”).

WITNESSETH THAT:

WHEREAS, effective June 17, 2013, Indemnitee is either a director, officer or an employee of Corporation, Capital Southwest Management Corporation, a Nevada corporation (“CSMC”), or Capital Southwest Venture Corporation, a Nevada corporation (“CSVC”), and in such capacity is performing valuable services for Corporation; and

WHEREAS, Corporation has adopted Articles of Incorporation (“Articles”) that require indemnification of each director, officer and employee of Corporation, CSMC and CSVC against any and all judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses actually incurred by such person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such action, suit or proceeding, and any inquiry or investigation that could lead to such action, suit or proceeding, on account of such person’s service as a director, officer or employee of Corporation, CSMC or CSVC, or service at the request of Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise all to the fullest extent permitted by the Texas Business Corporation Act, as the same exists or may be hereafter amended, except as otherwise provided in the Articles; and

WHEREAS, the parties hereto acknowledge and agree that (i) the Board of Directors of Corporation intended at the time it approved the indemnification provision in the Articles described above and as of the dates of the Prior Agreement (hereinafter defined) and this Agreement and their approvals, execution and delivery thereof, and (ii) the Corporation and Indemnitee intended, as of the time the indemnification provision in the Articles described above became effective and as of the dates of the approval, execution and delivery of the Prior Agreement and this Agreement, that indemnification to which any person, including but without limitation Indemnitee, could be entitled pursuant to the Articles, the Prior Agreement or this Agreement was and shall be net loss actually incurred by Indemnitee, after realization of or giving effect to all insurance, bonding, indemnification and other payments or recoveries actually received by or for the benefit of Indemnitee, directly or indirectly; and

WHEREAS, Corporation desires to grant to Indemnitee the maximum indemnification for Loss (hereinafter defined) permitted by its Articles, retroactive to the first date Indemnitee first became a director, officer or employee of Corporation, CSMC or CSVC (or at the request of Corporation in one of the above-stated capacities) and covering all periods of service from time to time; and

WHEREAS, recent developments with respect to the terms and availability of directors’ and officers’ liability insurance and with respect to the application, amendment and enforcement of statutory, charter and bylaw indemnification provisions generally have raised questions concerning the adequacy and reliability of the protection afforded to persons intended to be protected thereunder; and

WHEREAS, in order to resolve such questions and thereby induce Indemnitee to serve and to continue to serve on behalf, or at the request, of Corporation, CSMC or CSVC, Corporation has determined and agreed to enter into this contract with Indemnitee;

NOW, THEREFORE, in consideration of Indemnitee’s continued service on behalf, or at the request, of Corporation, CSMC or CSVC after the date hereof, and in consideration of the amendments to the Prior Agreement, the parties hereto agree as follows:

1.      Indemnity of Indemnitee.  Corporation hereby agrees to hold harmless and indemnify Indemnitee against any and all judgments, penalties (including excise and similar taxes), fines settlements and reasonable expenses (including attorneys’ fees) actually incurred by him (after realization of or giving effect to all insurance, bonding, indemnification and other payments or recoveries actually received by or for the benefit of Indemnitee, directly or indirectly, in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding, by reason of the fact that he is or was a director, officer or employee of Corporation, CSMC or CSVC or is or was serving at the request of Corporation as a director, officer partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise all to the full extent of Loss authorized or permitted by the provisions of the Articles as they exist on the date hereof.  A copy of the applicable provisions of the Articles as they exist on the date hereof is attached hereto as Exhibit A.  Corporation and Indemnitee hereby agree that the provisions of the Articles are hereby incorporated herein by reference as if fully set out herein and that indemnification thereunder is for Loss to which any indemnified person (including Indemnitee) is entitled.  Except as otherwise expressly limited herein or in the Articles, it is the intent of the parties hereto that all indemnity obligations and/or liabilities of Corporation hereunder shall be without limit and without regard to the cause or causes thereof or the negligence of any person or persons (expressly including Indemnitee), whether such negligence of Indemnitee be sole, joint or concurrent, active or passive.

2.      Continuation of Indemnity.  All agreements and obligations of Corporation contained herein shall continue during the period Indemnitee is a director, officer or employee of Corporation, CSMC or CSVC (or is or was serving at the request of Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise), shall be retroactive to the first date Indemnitee first became a director, officer or employee of Corporation, CSMC or CSVC (or first began acting at the request of Corporation in one of the above-stated capacities) covering all periods of service from time to time, and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding, by reason of the fact that Indemnitee was serving in any capacity referred to herein.

3.      Notification and Defense of Claim.  Promptly after receipt by Indemnitee of notice of any claim against Indemnitee or the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereof is to be made against Corporation under this Agreement, notify Corporation of the assertion or any such claim or the commencement thereof; but the omission so to notify Corporation will not relieve it from any liability under this Agreement unless such delay in notification actually prejudiced Corporation (and then only to the extent Corporation was actually prejudiced thereby) and in addition, Corporation shall not be relieved from any liability which it may have to Indemnitee otherwise than under this Agreement.  With respect to any such action, suit or proceeding as to which Indemnitee notifies Corporation of the commencement thereof;

(a)       Corporation will be entitled to participate therein at its own expense; and,

(b)       Except as otherwise provided below, to the extent that it may wish, Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee.  After notice from Corporation to Indemnitee of its election so to assume the defense thereof, Corporation will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below.  Indemnitee shall have the right to employ his own counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by Corporation, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between Corporation and Indemnitee in the conduct of the defense of such action or (iii) Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of Corporation.  Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of Corporation or as to which Indemnitee shall have made the conclusion provided for in (ii) above.

(c)       Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent.  Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent.  Neither Corporation nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

4.      Advances of Expenses.  Reasonable expenses (other than judgments, penalties, fines and settlements) incurred by Indemnitee that are subject to indemnification under this Agreement (and not paid, reimbursed or advanced by others) shall be paid or reimbursed by Corporation in advance of the final disposition of the proceeding after:  (a) Corporation receives a written request by Indemnitee accompanied by substantiating documentation of such expenses, a written affirmation by Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification under this Agreement and a written undertaking by or on behalf of Indemnitee to repay the amount paid or reimbursed if it is ultimately determined that he has not met those requirements or that such reasonable expenses do not constitute Loss; and (b) at least one of the following occurs:  (i) Corporation has elected to require security for the aforementioned written undertaking and Indemnitee has provided security therefore satisfactory to Corporation, or (ii) Corporation shall be insured against losses arising by reason of any unlawful advances, or (iii) the Reviewing Party (hereinafter defined) shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that Indemnitee ultimately will be found entitled to indemnification pursuant to this Agreement.  If clause (b)(i) above has not been complied with or Corporation is not insured against losses arising by reason of any unlawful advances, Corporation shall cause the Reviewing Party to determine, within thirty (30) days after Corporation receives Indemnitee’s written request accompanied by substantiating documentation of such expenses, and Indemnitee’s written affirmation and written undertaking described in clause (a) above, whether or not, based on a review of readily available facts there is reason to believe that Indemnitee ultimately will be found entitled to indemnification.  The written undertaking described in clause (a) above must be an unlimited general obligation of Indemnitee but shall not be secured unless clause (b)(i) above is applicable.  Such undertaking shall be without reference to the financial ability of Indemnitee to make repayment.

If the determination of whether or not there is reason to believe that Indemnitee ultimately will be found entitled to indemnification is to be made by Independent Legal Counsel (hereinafter defined), such Independent Legal Counsel shall render its written opinion to Corporation and Indemnitee as to its determination.  Corporation agrees to pay the reasonable fees of Independent Legal Counsel and to indemnify and hold harmless such Independent Legal Counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to the engagement of Independent Legal Counsel pursuant hereto and the written opinion of such Independent Legal Counsel.

5.      Right of Indemnitee to Indemnification Upon Application; Procedure Upon Application.  Upon written request of Indemnitee to be indemnified pursuant to this Agreement (other than pursuant to Section 4 hereof), Corporation shall cause the Reviewing Party to determine, within forty-five (45) days, whether or not the Indemnitee has met the relevant standards for indemnification required by this Agreement (i.e., the greatest extent permitted by the Articles).  The termination of a proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent shall not of itself create a presumption that Indemnitee did not meet the requirements for indemnification required by this Agreement.  If a determination of indemnification is to be made by Independent Legal Counsel, such Independent Legal Counsel shall render its written opinion to Corporation and Indemnitee as to what extent Indemnitee will be permitted to be indemnified.  Corporation agrees to pay the reasonable fees of Independent Legal Counsel and to indemnify and hold harmless such Independent Legal Counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to the engagement of Independent Legal Counsel pursuant hereto and the written opinion of such Independent Legal Counsel.

6.      Definitions.  The terms defined in this Section 6 shall, for purposes of this Agreement, have the indicted meanings:

(a)       “Reviewing Party” means, if a Change in Control (hereinafter defined) has not occurred (or if a Change in Control has occurred and such Change in Control has been approved by a majority of the Board of Directors of Corporation who were directors of Corporation immediately prior to such Change In Control), (i) a majority of a quorum of directors of Corporation who at the time of voting upon a determination of indemnification are neither “interested persons” of Corporation as defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended (“Interested Persons”), nor parties to that particular action, suit or proceeding to which Indemnitee is seeking indemnification; or (ii) Independent Legal Counsel selected by a majority of a quorum of directors who at the time of selecting such Independent Legal Counsel are neither Interested Persons nor parties to that particular action, suit or proceeding to which Indemnitee is seeking indemnification, or if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors of Corporation designated to select such Independent Legal Counsel by a majority vote of all directors of Corporation, consisting solely of two or more directors who at the time of such selection are neither Interested Persons nor parties in that particular action, suit or proceeding to which Indemnitee is seeking indemnification, or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors of Corporation.  “Reviewing Party” means, if a Change in Control has occurred, Independent Legal Counsel selected in the manner set forth in (ii) above.

(b)       “Change in Control” shall be deemed to have occurred if (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of Corporation or a corporation owned directly or indirectly by Corporation or by the shareholders of Corporation in substantially the same proportions as their ownership of stock of Corporation, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, or securities of Corporation representing 20% or more of the total voting power represented by Corporation’s then outstanding Voting Securities (hereinafter defined) (unless such person or group beneficially owns 20% or more of the total voting power represented by Corporation’s outstanding voting securities on the date hereof), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Corporation and any new director whose election by the Board of Directors or nomination for election by Corporation was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of Corporation approve a merger or consolidation of Corporation with any other corporation, other than a merger or consolidation which would result in the Voting Securities of Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of Corporation or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of Corporation approve a plan of complete liquidation of Corporation or an agreement for the sale or disposition by Corporation (in one transaction or a series of transactions) of all or substantially all the assets of Corporation.

(c)       “Independent Legal Counsel” shall mean an attorney, selected in accordance with the provisions of Section 6(a) hereof, who shall not have otherwise performed services for Indemnitee, Corporation, any person that controls Corporation or any of the directors of Corporation, within five years preceding the time of such selection (other than in connection with seeking indemnification under this Agreement).  Independent Legal Counsel shall not be any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either Corporation or Indemnitee in an action to determine Indemnitee’s rights under this Agreement, nor shall Independent Legal Counsel be any person who has been sanctioned or censured for ethical violations of applicable standards of professional conduct.

(d)       “Prior Agreement” shall mean that certain Indemnification Agreement dated as of the date of this Agreement that was previously executed and delivered by and between Corporation and Indemnitee.

(e)       “Loss” shall mean any and all judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses (including attorneys’ fees) actually incurred by Indemnitee, after realization of or giving effect to all insurance, bonding, indemnification and other payments or recoveries actually received by or for the benefit of Indemnitee, directly or indirectly.

(f)       “Voting Securities” shall mean any securities of Corporation which vote generally in the election of directors.

7.      Enforceability.  The right to indemnification or advances as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction.  The burden of proving that indemnification is not appropriate shall be on Corporation.  Neither the failure of Corporation (including its Board of Directors or Independent Legal Counsel) to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances, because Indemnitee has met the applicable standard of conduct, nor an actual determination by Corporation (including its Directors or Independent Legal Counsel) that Indemnitee has not met such an applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

8.      Partial Indemnity; Expenses.  If the Indemnitee is entitled under any provision of this Agreement to indemnification by Corporation for some or a portion of the expenses, judgments, fines, penalties, but not for the total amount thereof, Corporation shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.  Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all actions, suits or proceedings relating in whole or in part to an event subject to indemnification hereunder or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against expenses incurred for Loss in connection with such action, suit, proceeding, issue or matter, as the case may be.

9.      Repayment of Expenses; Subsequent Recoveries.  Indemnitee agrees that he will (a) reimburse Corporation for all reasonable expenses paid by Corporation in defending any claim or potential claim or any civil or criminal action, suit or proceeding against Indemnitee in the event and only to the extent that it shall be ultimately determined that Indemnitee is not entitled to be indemnified by Corporation for such expenses under the provisions of this Agreement, and (b) pay to Corporation all insurance, bonding, indemnification and other payments or recoveries actually received by Indemnitee, directly or indirectly, at any time after Corporation has made indemnification payments pursuant to this Agreement to or for the benefit of Indemnitee, directly or indirectly.

10.    Consideration.  Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on Corporation hereby in order to induce Indemnitee to serve and continue to serve as a director, officer or employee of Corporation, CSMC or CSVC (or at the request of Corporation in one of the above-described capacities), and acknowledges that Indemnitee is relying upon this Agreement in serving in such capacity.  Indemnitee expressly confirms and agrees that this Agreement does not create or imply any rights of continued employment of Indemnitee.

11.    Indemnification Hereunder Not Exclusive.  The indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any other agreement, vote of shareholders, as a matter of law or otherwise, but Indemnitee agrees with Corporation that indemnification pursuant to the Articles or Bylaws of the Corporation is limited to Loss, and Corporation shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if, and to the extent that, Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement, Corporation’s Articles, as amended, Bylaws or otherwise.

12.    Subrogation.  In the event of payment under this Agreement, Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of such Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights.

13.    Severability.  Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision thereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability or the other provisions hereto.

14.    Notice.   Notice to Corporation shall be directed to Capital Southwest Corporation, 12900 Preston Road, Suite 700, Dallas, TX  75230, Attention:  President.  Notice to Indemnitee shall be directed to his address as set forth on the signature page hereof.  Either party hereto may change its or his address for notice from time to time by delivering notice to that effect to the other party.  Notice shall be deemed received three (3) days after the date postmarked if sent by prepaid certified or registered mail, return receipt requested, properly addressed.

15.    Governing Law; Binding Effect: Amendment and Termination; Reimbursement.

(a)   This Agreement shall be interpreted and enforced in accordance with the laws of the State of Texas.

(b)  This Agreement amends, restates and supersedes the Prior Agreement which Corporation and Indemnitee agree was of like tenor, intent and effect as this Agreement.  This Agreement shall be binding upon Indemnitee and upon Corporation, its successors and assigns, and shall inure to the benefit of Indemnitee, his heirs, executors, administrators, personal representatives and assigns and to the benefit of Corporation, its successors and assigns.

(c)    No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

(d)   In the event Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, Corporation shall reimburse Indemnitee for all of Indemnitee’s reasonable fees and expenses in bringing and pursuing such action.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

CAPITAL SOUTHWEST CORPORATION

By:	/s/ Gary L. Martin
Gary L. Martin, President

/s/ Joseph B. Armes
Joseph B. Armes, Indemnitee

Address of Indemnitee: 6810 Mimosa Lane Dallas, Texas 75230

EXHIBIT A

ARTICLE SIX

The corporation shall indemnify persons who are or were a director, officer or employee of the corporation, Capital Southwest Management Corporation (“CSMC”) or Capital Southwest Venture Corporation (“CSVC”) against any and all judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses actually incurred by such person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such action, suit or proceeding, and any inquiry or investigation that could lead to such action, suit or proceeding, on account of such person’s service as a director, officer or employee of the corporation, CSMC or CSVC, or services at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise (such persons collectively referred to herein as “Corporate Functionaries”) all to the fullest extent permitted by the Texas Business Corporation Act, as the same exists or may be hereafter amended.

The rights of indemnification provided for in this Article Six shall be in addition to all rights to which any Corporate Functionaries may be entitled under any agreement or vote of shareholders or as a matter of law or otherwise.

The corporation may purchase or maintain insurance on behalf of any Corporate Functionaries against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person.  Notwithstanding the foregoing, the corporation shall only indemnify Corporate Functionaries to the extent either permitted by or not prohibited by the Investment Company Act of 1940, as amended, and the rules and regulations and the published interpretations of the Securities and Exchange Commission or its Staff, thereunder.

No amendment to or repeal of this Article Six shall apply to or have any effect on the liability or alleged liability of any Corporate Functionaries for or with respect to any acts or omissions of such Corporate Functionaries occurring prior to the effective time of such amendment or repeal.